BLACKROCK FUNDS II
BlackRock Strategic Income Opportunities Portfolio

SUPPLEMENT DATED SEPTEMBER 22, 2010
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

On September 15, 2010, the Board of Trustees (the “Board”) of BlackRock Funds II (the “Trust”) approved certain changes to the BlackRock Strategic Income Opportunities Portfolio (the “Fund”). The Board approved (i) a change of the Fund’s investment objective, (ii) a change to the Fund’s principal investment strategies, (iii) the elimination of the Fund’s fundamental investment policy regarding purchasing securities on margin and engaging in short sales, subject to shareholder approval, and (iv) a special meeting of shareholders to approve the elimination of the Fund’s fundamental investment policy regarding purchasing securities on margin and engaging in short sales.

The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval; however, shareholders will be given at least 30 days prior notice before any such change is made. Accordingly, effective November 15, 2010, the Fund will change its investment objective from “seeking high current income, with a secondary objective of capital growth” to “seeking total return as is consistent with preservation of capital.” The change in investment objective is not expected to change the manner in which the Fund is currently managed.

In addition, on or about November 19, 2010, the Fund expects to hold a special meeting of shareholders to consider the elimination of the Fund’s fundamental investment policy regarding purchasing securities on margin and engaging in short selling. Pursuant to its existing principal investment strategies and fundamental and non-fundamental investment policies, the Fund may engage in short sales for hedging purposes or to enhance total return only when it already owns or has a right to receive the security it plans to short (i.e., shorting-against-the-box). The elimination of this fundamental investment policy will provide the Fund with the added flexibility to engage in short sales on securities that the Fund does not own outright or have the immediate and unconditional right to acquire the identical securities at no additional cost. Shareholders of record as of September 24, 2010 will be entitled to notice of and to vote at the special meeting of shareholders.

Effective November 15, 2010, the Fund will change its principal investment strategies to permit the Fund to short up to 15% of the market value of the Fund’s total assets.

Effective November 15, 2010, the following changes are made to the Prospectus of the Fund:

The section entitled “Fund Overview — Investment Objective” is deleted in its entirety and replaced with the following:

The BlackRock Strategic Income Opportunities Portfolio (“Strategic Income Opportunities Portfolio” or the “Fund”) seeks total return as is consistent with preservation of capital.

The section entitled “Fund Overview — Principal Investment Strategies of the Fund” is amended to add the following:

The Fund may short up to 15% of the market value of the Fund’s total assets.

The section entitled “Details About the Fund — How the Fund Invests — Investment Goal ” is deleted in its entirety and replaced with the following:

The Strategic Income Opportunities Portfolio seeks total return as is consistent with preservation of capital.

Should the Strategic Income Opportunities Portfolio’s Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days prior notice before any such change is made. However, such change can be effected without shareholder approval.

The section entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies” is amended to add the following:

The Fund may short up to 15% of the market value of the Fund’s total assets.

Code: PRO&SAI-SIO-0910-SUP